US. FOODS™

KEEPING KITCHENS COOKING.™

Confit de Canard
Tartare de boeuf "maison"

Q4 & FY 2014 Performance Update A Taste of What’s Cooking at US Foods March 2015 Exhibit 99.1

FOOD. FOOD PEOPLE. EASY.
While the information provided herein is believed to be accurate and reliable, US Foods, Inc. (the “Company”) does not make any
representations or warranties, express or implied, as to the accuracy or completeness of such information or as to future results.   No
representation or warranty is made that any of the projections presented herein will be realized.  This information should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2014.
Forward-looking statements notice
This presentation and related comments by our management may include “forward-looking statements” made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,”
“believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to remain profitable during times of cost inflation, commodity volatility, and other factors; competition in the industry and our ability to compete successfully; our reliance on third-party suppliers, including the impact of any interruption of supplies or increases in product costs; shortages of fuel and increases or volatility in fuel costs; any declines in the consumption of food prepared away from home, including as a result of changes in the economy or other factors affecting consumer confidence; costs and risks associated with labor relations and the availability of qualified labor; any change in our relationships with group purchasing organizations; our ability to increase sales to independent customers; changes in industry pricing practices; changes in the cost structure of competitors; costs and risks associated with government laws and regulations, including environmental, health, safety, food safety, transportation, labor and employment laws and regulations, and changes in existing laws or regulations; a cyber-security incident, technology disruptions and our ability to implement new technologies; liability claims relating to products that we distribute; our ability to maintain a good reputation; costs and risks associated with litigation or governmental investigations; our ability to manage future expenses and liabilities with respect to our retirement benefits; our ability to successfully integrate future acquisitions; our ability to achieve the benefits that we expect to achieve from our cost savings programs; risks relating to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt, restrictions and limitations placed on us by our debt agreements and increases in interest rates; and risks related to and our ability to consummate our proposed acquisition by Sysco Corporation (“Sysco”), including risks to our relationships with customers, vendors and employees.  Additional information regarding these factors is contained in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended December 27, 2014.
All forward-looking statements speak only as of the date they were made. We do not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP financial measures
This presentation contains unaudited financial measures which are not required by, or presented in accordance with, accounting principals generally accepted in the United States of America (“GAAP”), including Reported EBITDA, Adjusted EBITDA, Consolidated EBITDA, Debt
Coverage Ratio, Interest Coverage Ratio, Adjusted Operating Expenses and Adjusted Gross Profit. Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing our performance. Our management uses these non-GAAP financial measures to evaluate our historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, we believe these non-GAAP financial measures are useful in allowing for a better understanding of our core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under GAAP, and there are limitations associated with their use. The calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as net income or net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to GAAP measures and should not be considered as a substitute for net income (loss) from continuing operations, operating profit or any other performance measures derived in accordance with GAAP, nor are they a substitute for cash flow from operating activities as a measure of our liquidity.
Management uses Adjusted EBITDA Margin and Consolidated EBITDA Margin to focus on year-over-year changes in our business and believes this information is also helpful to investors. We use Adjusted EBITDA in these EBITDA-related margin measures because we believe our investors are familiar with Adjusted EBITDA and that consistency in presentation of EBITDA-related measures is helpful to investors.
Management also uses Debt Coverage Ratios and Interest Coverage Ratios to focus on year-over-year changes in our leverage and believes this information is also helpful to investors. We caution investors that these non-GAAP financial measures presented also are intended to supplement our GAAP results and are not a substitute for such results and may differ from the non-GAAP measures used by other companies.
Please see the Appendix for a reconciliation of the differences between the non-GAAP financial measures to the most directly comparable
GAAP financial measures.

3 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Financial Update • Closing Comments • Appendix

4 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Financial Update • Closing Comments • Appendix

FOOD. FOOD PEOPLE. EASY.
Business Highlights
Note: (1)  Reconciliation of this non-GAAP measure is provided in the Appendix.
• Q4 results
• Sales increased 3.7%, and cases decreased 1.8%
• Net income was $48 million
• Adjusted EBITDA was $240 million, a 2.4% decrease from last year
1
• FY 2014 results
• Sales increased 3.2%, and cases decreased 1.2%
• Net loss was $73 million
• Adjusted EBITDA was $866 million, a 2.5% increase from last year
1
• Business transformation focused on differentiation and innovation
• Category Management and Merchandising
• Sales Force Effectiveness
• Acquisition by Sysco (the “Acquisition”)
• Entered into an asset purchase agreement with Performance Food Group for the divestiture of 11 US Foods distribution centers upon completion of the Acquisition.
• The FTC voted by a margin of 3-2 to seek a preliminary injunction to prevent the closing of the Acquisition. Sysco and US Foods are contesting.

6 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Financial Update • Closing Comments • Appendix

FOOD. FOOD PEOPLE. EASY.
Q4 Financial Performance
Notes: (1) Reconciliations of these non-GAAP measures are provided in the Appendix.
(2) Represents Adjusted EBITDA as a percentage of Net Sales.
Individual components may not add to total presented due to rounding.
NET SALES $5,754 $5,547 3.7%
GROSS PROFIT $978 $972 $6
ADJUSTED GROSS PROFIT
1
$969 $977 ($8)
% OF NET SALES 16.8% 17.6% (77) bps
OPERATING EXPENSES $865 $864 ($1)
ADJUSTED OPERATING EXPENSES
1
$729 $731 $2
% OF NET SALES 12.7% 13.2% 51 bps
NET INCOME/(LOSS) $48 ($1) $49
ADJUSTED EBITDA
1
$240 $246 ($6)
ADJUSTED EBITDA MARGIN
2
4.2% 4.4%
(26) bps
$ IN MILLIONS Q4 2014 Q4 2013 B/(W) Y-O-Y CHANGE

FOOD. FOOD PEOPLE. EASY.
FY 2014 Financial Performance
Notes: (1) Reconciliations of these non-GAAP measures are provided in the Appendix.
(2) Represents Adjusted EBITDA or Consolidated EBITDA as a percentage of Net Sales.
(3) Consolidated EBITDA includes Adjusted EBITDA plus $50 million for cost saving actions taken by the Company as specified under the Company’s debt agreements.
Individual components may not add to total presented due to rounding.
NET SALES $23,020 $22,297 3.2%
GROSS PROFIT $3,798 $3,823 ($25)
ADJUSTED GROSS PROFIT
1
$3,858 $3,835 $23
% OF NET SALES 16.8% 17.2% (44) bps
OPERATING EXPENSES $3,546 $3,502 ($44)
ADJUSTED OPERATING EXPENSES
1
$2,992 $2,990 ($2)
% OF NET SALES 13.0% 13.4% 41 bps
NET INCOME/(LOSS) ($73) ($57) ($16)
ADJUSTED EBITDA
1
$866 $845 $21
ADJUSTED EBITDA MARGIN
2
3.8% 3.8%
(3) bps
CONSOLIDATED EBITDA
3
$916
CONSOLIDATED EBITDA MARGIN
2
4.0%
$ IN MILLIONS FY 2014 FY 2013 B/(W) Y-O-Y CHANGE

FOOD. FOOD PEOPLE. EASY.
Cash Flow
Individual components may not add to total presented due to rounding.
$ IN MILLIONS Q1 2014 Q2 2014 Q3 2014 Q4 2014 FY 2014
Cash from Operating Activities $31 $216 $56 $99 $402
Capital Expenditures, net of Proceeds ($40) ($25) ($16) ($36) ($118)
Cash provided by Financing Activities $1 ($45) ($12) ($64) ($120)
Net Cash Change ($8) $146 $27 ($1) $164
Beginning Cash $180 $172 $317 $345 $180
Ending Cash $172 $317 $345 $344 $344

FOOD. FOOD PEOPLE. EASY.
1.3x
Capital Structure & Credit Statistics
1.3x
Notes: (1) Total debt as of December 27, 2014 of $4,733 million excludes $15 million of unamortized premium on senior notes.
(2) Debt coverage ratio equals net debt divided by Consolidated EBITDA over last 12 months.
Debt /LTM
As of Consolidated
$ IN MILLIONS 12/27/2014 EBITDA
ABL Revolver (2016) $0
ABS Facility (2016) $636
CMBS Facility (2017) $472
Term Loan (2019) $2,074
Capital Leases (2018 - 2025) $189
Other Debt (2018 - 2031) $12
Total Senior Secured Debt $3,383 3.7x
Senior Notes (2019) $1,350
Total Debt
1
$4,733 5.2x
Less: Restricted Cash ($6)
Less: Cash and Cash Equivalents ($344)
Net Debt $4,383 4.8x
Credit Statistics
Debt Coverage Interest Coverage
Ratio 2 Ratio 3
1.3x
3.2x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
At Close
7/2/2007
12/27/2014
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
At Close
7/2/2007
12/27/2014
8.2x
4.8x
(3) Interest coverage ratio equals Consolidated  EBITDA over last 12 months divided by net interest expense over last 12 months.

FOOD. FOOD PEOPLE. EASY.
We have $1,173 million of available liquidity.
Liquidity
As of
$ IN MILLIONS 12/27/2014
Borrowing Availability:
ABL Facility (2016) $765
ABS Facility (2016) $64
Total Cash & Equivalents $344
Total Cash and Borrowing Availability $1,173

12 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Financial Update • Closing Comments • Appendix

13 FOOD. FOOD PEOPLE. EASY. Agenda • Business Highlights • Financial Update • Closing Comments • Appendix

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliations
Management believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s operating performance because they exclude amounts that the Company’s management and board of directors do not consider part of core operating results when assessing the performance of the Company. Management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the
Company's core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under GAAP, and there are limitations associated with their use. The Company's calculation of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result, the use of these non-GAAP financial measures has limitations and should not be considered in isolation from or as a substitute for measures such as Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to
GAAP measures.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliation - Adjusted EBITDA.
Quarter Ended FY Ended
(In millions) Dec 27, 2014 Dec 28, 2013 Dec 27, 2014 Dec 28, 2013
Net income (loss) 48 $                   (1) $                    (73) $                  (57) $
Interest expense, net 71 73 289 306
Income tax provision (benefit) (5) 36 36 30
Depreciation and amortization expense 102 101 412 388
EBITDA 215 209 664 667
Adjustments:
Sponsor fees
1
2 2 10 10
Restructuring and tangible asset impairment charges
2
- 3 - 8
Share-based compensation expense
3
3 (1) 12 8
Net LIFO reserve change
4
(9) 5 60 12
Loss on extinguishment of debt
5
- - - 42
Pension settlement
6
2 2 2 2
Business transformation costs
7
14 17 54 61
Acquisition related costs
8
11 4 38 4
Other
9
2 5 26 31
Adjusted EBITDA 240 $                 246 $                 866 $                 845 $
Notes: (1) Consists of management fees paid to Clayton, Dubilier & Rice, Inc. and Kohlberg Kravis Roberts & Co. (collectively the “Sponsors”).
(2) Primarily consists of facility closing, severance and related costs, and tangible asset impairment charges.
(3) Share-based compensation expense represents costs recorded for vesting of USF Holding Corp. stock option awards, restricted stock, and restricted stock units.
(4) Consists of net changes in the LIFO reserve.
(5) Includes fees paid to debt holders, third party costs, early redemption premiums, and the write-off of old debt facility unamortized debt issuance costs.
(6) Consists of charges resulting from lump-sum payment settlements to retirees and former employees participating in several Company sponsored pension plans.
(7) Consists primarily of costs related to functionalization and significant process and systems redesign.
(8)  Consists of direct and incremental costs related to the Acquisition.
(9) Other includes gains, losses or charges, as specified under the Company’s debt agreements, including $16 million of costs subject to coverage under the Company’s insurance policies.
Individual components may not add to total presented due to rounding.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliation - Adjusted Gross Profit
and Adjusted Operating Expenses.
Quarter Ended FY Ended
(In millions) Dec 27, 2014 Dec 28, 2013 Dec 27, 2014 Dec 28, 2013
Gross Profit 978 972 3,798 $             3,823 $
Net LIFO reserve change
1
(9) 5 60 12
Adjusted Gross Profit 969 $                 977 $                 3,858 $             3,835 $
Net sales 5,754 $             5,547 $             23,020 $           22,297 $
Operating Expenses 865 $                 864 $                 3,546 $             3,502 $
Adjustments:
Depreciation and amortization expense (102) (101) (412) (388)
Sponsor fees
2
(2) (2) (10) (10)
Restructuring and tangible asset impairment charges
3
- (3) - (8)
Share-based compensation expense
4
(3) 1 (12) (8)
Pension settlement
5
(2) (2) (2) (2)
Business transformation costs
6
(14) (17) (54) (61)
Acquisition related costs
7
(11) (4) (38) (4)
Other
8
(2) (5) (26) (31)
Adjusted Operating Expenses 729 $                 731 $                 2,992 $             2,990 $
Notes: (1) Consists of net changes in the LIFO reserve.
(2) Consists of management fees paid to the Sponsors.
(3) Primarily consists of facility closing, severance and related costs, and tangible asset impairment charges.
(4) Share-based compensation expense represents costs recorded for vesting of USF Holding Corp. stock option awards, restricted stock, and restricted stock units.
(5) Consists of charges resulting from lump-sum payment settlements to retirees and former employees participating in several Company sponsored pension plans.
(6) Consists primarily of costs related to functionalization and significant process and systems redesign.
(7) Consists of direct and incremental costs related to the Acquisition.
(8) Other includes gains, losses or charges, as specified under the Company’s debt agreements, including $16 million of costs subject to coverage under the
Company’s insurance policies.
Individual components may not add to total presented due to rounding.